Exhibit 10.5

同意函

SPOUSAL CONSENT

本人，[   ]（身份证号码：[   ]），为[   ]（身份证号码：[   ]）之合法配偶。本人在此无条件并不可撤销地同意[   ]于201[   ]年[   ]月[   ]日签署下列文件（下称“交易文件”），并同意按照交易文件的规定处置[   ]持有的、并登记在其名下的安徽奥凯发油脂科技股份有限公司（“内资公司”）的股权：

The undersigned, [   ] (ID card No. [   ] ), is the lawful spouse of [   ] (ID card No. [   ]). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by [   ] on August [   ], 2015, and the disposal of the equity interests of Anhui Aokai Fa Grease Technology Co., Ltd. (hereinafter referred to as “Domestic Company”) held by [   ] and registered in [   ] name according to the Transaction Documents:

(1)	与[ ]（下称“WFOE”）及内资公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between [   ] (hereinafter referred to as the “WFOE”) and Domestic Company;

(2)	与WFOE及内资公司签署的《独家购买权协议》；和

Exclusive Option Agreement entered into between the WFOE and Domestic Company; and

(3)	[ ]签署的《授权委托书》。

Power of Attorney executed by [   ].

本人承诺不就[   ]持有的内资公司股权主张任何权利。本人进一步确认[   ]履行、修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Domestic Company which are held by [   ]. I hereby further confirm that [   ] can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得[   ]持有的内资公司的任何股权，则本人应受（经不时修订的）交易文件以及WFOE和内资公司之间于201[   ]年[   ]月[   ]日签署的《独家业务合作协议》的约束，并遵守作为内资公司的股东在（经不时修订的）交易文件和《独家业务合作协议》下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和《独家业务合作协议》相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Domestic Company which are held by [   ] for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Domestic Company as of [   ] [   ], 201[   ] (as amended from time to time) and comply with the obligations thereunder as a shareholder of Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

姓名/Name: [ ]
日期：201[ ]年[ ]月[ ]日
Date: [ ] [ ], 201[ ]